POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, both Ohio corporations, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended; the Investment Company Act of 1940, as amended; and, if applicable, the Securities Exchange Act of 1934, various registration statements and amendments thereto for the registration of current, as well as any future, separate accounts established by said corporations for the purpose of registering under said Act(s) immediate or deferred variable annuity contracts, fixed interest rate options subject to a market value adjustment, group flexible fund retirement annuity contracts and variable life insurance policies in connection with the separate accounts listed on Exhibit A.

As such, the undersigned hereby constitute and appoint W.G. Jurgensen, Mark R. Thresher, Peter A. Golato, Richard A. Karas, M. Eileen Kennedy, Steven R. Savini, Jamie R. Casto, and Paige L. Ryan and each of them with power to act without the others, his/her attorney, with full power of substitution for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Applications and Registration Statements, and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 15th day of April, 2005.

/s/W.G. JURGENSEN                                             /s/ARDEN L. SHISLER
-------------------------------------------------------        ---------------------------------------------------------
W. G. JURGENSEN, Director and Chief Executive Officer          ARDEN L. SHISLER, Chairman of the Board and President

/s/JOSEPH A. ALUTTO                                            /s/JAMES G. BROCKSMITH, JR.
-------------------------------------------------------        ---------------------------------------------------------
JOSEPH A. ALUTTO, Director                                     JAMES G. BROCKSMITH, JR., Director

/s/KEITH W. ECKEL                                              /s/LYDIA M. MARSHALL
-------------------------------------------------------        ---------------------------------------------------------
KEITH W. ECKEL, Director                                       LYDIA M. MARSHALL, Director

/s/DONALD L. MCWHORTER                                         /s/MARTHA JAMES MILLER DE LOMBERA
-------------------------------------------------------        ---------------------------------------------------------
DONALD L. MCWHORTER, Director                                  MARTHA JAMES MILLER DE LOMBERA, Director

/s/DAVID O. MILLER                                             /s/JAMES F. PATTERSON
-------------------------------------------------------        ---------------------------------------------------------
DAVID O. MILLER, Director                                      JAMES F. PATTERSON, Director

/s/GERALD D. PROTHRO                                           /s/ALEX SHUMATE
-------------------------------------------------------        ---------------------------------------------------------
GERALD D. PROTHRO, Director                                    ALEX SHUMATE, Director

                                    EXHIBIT A

o        MFS Variable Account;
o        Multi-Flex Variable Account;
o        Nationwide Variable Account;
o        Nationwide Variable Account-II;
o        Nationwide Variable Account-3;
o        Nationwide Variable Account-4;
o        Nationwide Variable Account-5;
o        Nationwide Variable Account-6;
o        Nationwide Variable Account-7;
o        Nationwide Variable Account-8;
o        Nationwide Variable Account-9;
o        Nationwide Variable Account-10;
o        Nationwide Variable Account-11;
o        Nationwide Variable Account-12;
o        Nationwide Variable Account-13;
o        Nationwide Variable Account-14;
o        Nationwide Variable Account-15;
o        Nationwide Variable Account-16;
o        Nationwide Variable Account-17;
o        Nationwide VA Separate Account-A;
o        Nationwide VA Separate Account-B;
o        Nationwide VA Separate Account-C;
o        Nationwide VA Separate Account-D;
o        Nationwide Multiple Maturity Separate Account;
o        Nationwide Multiple Maturity Separate Account-2;
o        Nationwide Multiple Maturity Separate Account-A;
o        Nationwide DC Variable Account;
o        NACo Variable Account;
o        Nationwide VLI Separate Account;
o        Nationwide VLI Separate Account-2;
o        Nationwide VLI Separate Account-3;
o        Nationwide VLI Separate Account-4;
o        Nationwide VLI Separate Account-5;
o        Nationwide VLI Separate Account-6;
o        Nationwide VLI Separate Account-7;
o        Nationwide VLI Separate Account-8;
o        Nationwide VL Separate Account-A;
o        Nationwide VL Separate Account-B;
o        Nationwide VL Separate Account-C;
o        Nationwide VL Separate Account-D;
o        Nationwide VL Separate Account-G and
o        Nationwide VL Separate Account-H.